VOYAGEUR MUTUAL FUNDS

Delaware Minnesota High-Yield Municipal Bond Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus dated December 28, 2018

Effective the date of this supplement, the following replaces the information in the section entitled “Fund summary – Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Senior Vice President, Senior Portfolio Manager	December 2012
Stephen J. Czepiel	Senior Vice President, Senior Portfolio Manager	July 2007
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	December 2017

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated February 26, 2019.